                                                                    EXHIBIT 10.4

         [CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY
                                  WITH THE SEC]


                                 AMENDMENT NO. 1
                                       TO
                             LAUNCH SERVICE CONTRACT

         This Amendment (the "Amendment") is made and effective as of the 10th day of January, 2002, by and between and Lockheed Martin Commercial Launch Services, Inc. ("Contractor"), having a principal place of business at 1660 International Drive, Suite 800, McLean, Virginia 22102, and EchoStar Orbital Corporation ("Customer"), having a principal place of business at 5701 S. Santa Fe Drive, Littleton, Colorado 80120.

         WHEREAS, Contractor and Customer have previously entered into a written Launch Services Contract (the "Contract") effective as of January 31, 2001; and

         WHEREAS, Contractor and Customer desire to amend the Contract;

         NOW, THEREFORE, in consideration of the benefits which will accrue to each party as a result of the matters described below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree to amend the Contract as follows:

1. Deletion of Contract Provisions. Sections *** and *** of the Contract and all references thereto in the Contract are hereby deleted in their entirety, and each Party hereby (a) waives any and all rights and remedies that it may previously have had under Sections *** and *** and
         (b) releases the other Party from any and all duties and obligations that such other Party may have had under Sections *** and ***.

2.       ***

3.       ***

4.       Payments for EchoStar VII and EchoStar VIII Launches.

         4.1 Customer hereby agrees to make the *** payment *** and *** payment *** for the Launch of EchoStar VII to Contractor by one or more company checks totaling *** on ***. Customer hereby further agrees to make the *** payment ***, *** payment *** and *** payment *** for the Launch of EchoStar VIII to Contractor by one or more company checks totaling *** on ***. The parties hereby agree that the above payments to Contractor for EchoStar VII and EchoStar VIII, *** shall be made concurrently at EchoStar's headquarters located in Littleton, Colorado on ***.

         4.2      ***



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY

                                                                    EXHIBIT 10.4


5.       ***

6. The last sentence of Article *** of the Contract, entitled *** is hereby deleted.

7. Except as expressly modified herein, the Contract shall remain in full force and effect in accordance with its terms and conditions.

8. All capitalized terms not defined herein shall have the meaning ascribed to them in the Contract.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.



LOCKHEED MARTIN COMMERCIAL
LAUNCH SERVICES, INC.


-----------------------------
Name:
Title:

ECHOSTAR ORBITAL
CORPORATION


-----------------------------
Name:
Title:



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.



                          CONFIDENTIAL AND PROPRIETARY